SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported): February 24, 2002



                            SUPREMA SPECIALTIES, INC.
             (Exact name of registrant as specified in its charter)



       New York                      0-19263              11-2662625
(State or other jurisdiction      (Commission          (I.R.S. Employer
    of incorporation)             File Number)        Identification No.)


510 East 35th Street, Paterson, New Jersey                 07543
(Address of Principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (973) 684-2900


           -----------------------------------------------------------
           Former name or former address, if changed since last report

Item 5. Other Events.

     As stated in the press release of Suprema Specialties, Inc. ("Suprema") dated February 24, 2002, Suprema, along with its operating subsidiaries, has filed a voluntary petition for reorganization under Chapter 11 of the U. S. Bankruptcy Code in the U.S. Bankruptcy Court in the Southern District of New York. A copy of Suprema's press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

     As noted in the foregoing press release, Suprema has been notified by the Nasdaq Stock Market, Inc. that its common stock will be delisted from Nasdaq at the opening of business on March 1, 2002.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)-(b) Not Applicable

         (c). Exhibits.

         99.1. Press release dated February 24, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SUPREMA SPECIALTIES, INC.


                                          By: /s/ Douglas Hopkins
                                             ---------------------------------
                                              S. Douglas Hopkins
                                              Chief Executive Officer
Date: February  26, 2002


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